UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – November 7, 2014

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York	001-32964	11-2672906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 13, 2014, the CEO and CFO of the Corporation will be conducting one-on-one meetings with a number of investors and potential investors.  The meeting materials, which include, among other things, selective balance sheet and income statement information through September 30, 2014 and stock performance information through October 31, 2014, are being made available on the Corporation’s website.  The materials can be accessed by going to www.fnbli.com and clicking on “Investor Relations” and then clicking on “Investor Presentations” and then clicking on “Investor Presentation - November 13, 2014.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: November 7, 2014	By: /s/ William Aprigliano
William Aprigliano
Senior Vice President & Chief Accounting Officer
(principal accounting officer)